BlackRock FundsSM
BlackRock China Fund
BlackRock India Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated May 10, 2011 to the
Prospectus of each Fund

Effective with the open of business on June 9, 2011, each Fund’s Prospectus is amended as set forth below:

The paragraph entitled “Note on Low Balance Accounts” in the section entitled “Account Information — Fund’s Rights” in each Fund’s current Prospectus is deleted and replaced with the following:

Note on Low Balance Accounts. Because of the high cost of maintaining smaller shareholder accounts, BlackRock has set a minimum balance of $500 in each Fund position you hold within your account (“Fund Minimum”), and may take one of two actions if the balance in your Fund falls below the Fund Minimum.

First, the Fund may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below $250 for any reason, including market fluctuation. You will be notified that the value of your account is less than $250 before the Fund makes an involuntary redemption. The notification will provide you with a 90 calendar day period to make an additional investment in order to bring the value of your account to at least $250 before the Fund makes an involuntary redemption or to the Fund Minimum in order not to be assessed an annual low balance fee of $20, as set forth below. This involuntary redemption may not apply to accounts of authorized qualified employee benefit plans, selected fee-based programs, accounts established under the Uniform Gifts or Transfers to Minors Acts, and certain intermediary accounts.

Second, the Fund charges an annual $20 low balance fee on all Fund accounts that have a balance below the Fund Minimum for any reason, including market fluctuation. The low balance fee will be assessed on Fund accounts in all BlackRock funds, regardless of a Fund’s minimum investment amount. The fee will be deducted from the Fund account only once per calendar year. You will be notified that the value of your account is less than the Fund Minimum before the fee is imposed. You will then have a 90 calendar day period to make an additional investment to bring the value of your account to the Fund Minimum before the Fund imposes the low balance fee. This low balance fee does not apply to accounts of authorized qualified employee benefit plans, selected fee-based programs, or, accounts established under the Uniform Gifts or Transfers to Minors Acts.

Shareholders should retain this Supplement for future reference.

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